                                                  Exhibit 99.6
--------------------------------------------------------------------------------
                                                  Monthly Operating Report
---------------------------------------
CASE NAME: OK Turbines, Inc.                      ACCRUAL BASIS
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------

                        UNITED STATES BANKRUPTCY COURT RT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                       Chief Financial Officer
-----------------------------------------       --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                6/20/2002
-----------------------------------------       --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
-----------------------------------------       --------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                        6/20/2002
-----------------------------------------       --------------------------------
PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

-------------------------------------------
CASE NAME: OK Turbines, Inc.                          ACCRUAL BASIS-1
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42146-BJH-11                         02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------

COMPARATIVE BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE             MONTH                MONTH          MONTH
                                                                     --------------------------------------------------
ASSETS                                               AMOUNT            April 2002            May 2002
-----------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                              $  299,835        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                     $  299,835        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                      $  569,077        $    261,709         $    185,626            $0
-----------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                      $4,135,448        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                               $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                               $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                            $   30,000        $  2,604,222           $2,680,257            $0
-----------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                           $5,034,360        $  2,865,931           $2,865,883            $0
-----------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                    $  474,012        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                         $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                      $  474,012        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                              $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                     $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                            $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                   $5,508,372        $  2,865,931         $  2,865,883            $0
-----------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                 $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                         ($4,546)             ($4,546)           $0
-----------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                    $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                     $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                              $      2,875         $      2,875            $0
-----------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION LIABILITIES                                        ($1,671)             ($1,671)           $0
-----------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                   $        0        $          0         $          0            $0
    -------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                  $   28,268        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                 $  493,554        $    522,197         $    522,197            $0
-----------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                            $        0        $          0         $          0            $0
-----------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                  $  521,822        $    522,197         $    522,197            $0
-----------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                              $  521,822        $    520,526         $    520,526            $0
-----------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                       $  3,790,619         $  3,790,619            $0
-----------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                  ($1,445,214)         ($1,445,262)           $0
-----------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                   $        0        $  2,345,405         $  2,345,357            $0
-----------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                 $  521,822        $  2,865,931         $  2,865,883            $0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-2
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------
                                          MONTH        MONTH     MONTH
                                        ------------------------------    QUARTER
REVENUES                                April 2002    May 2002             TOTAL
---------------------------------------------------------------------------------
1.   GROSS REVENUES                       $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS            $   11       $   0       $0      $   11
---------------------------------------------------------------------------------
3.   NET REVENUE                            ($11)      $   0       $0        ($11)
---------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------
4.   MATERIAL                             $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
5.   DIRECT LABOR                         $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                      $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD             $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
8.   GROSS PROFIT                           ($11)      $   0       $0        ($11)
---------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION         $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
10.  SELLING & MARKETING                  $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE             $  148       $  48       $0      $  196
---------------------------------------------------------------------------------
12.  RENT & LEASE                         $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                  $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES             $  148       $  48       $0      $  196
---------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                      ($159)       ($48)      $0       ($207)
---------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)     $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)    $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
18.  INTEREST EXPENSE                     $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION               $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
20.  AMORTIZATION                         $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                  $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES          $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                    $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                    $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES        $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
27.  INCOME TAX                           $    0       $   0       $0      $    0
---------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     ($159)       ($48)      $0       ($207)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-3
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------------------------------------------
                                          MONTH         MONTH       MONTH
CASH RECEIPTS AND                       ---------------------------------   QUARTER
DISBURSEMENTS                           April 2002     May 2002              TOTAL
------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH            $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------
2.   CASH SALES                           $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------
3.   PREPETITION                          $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
4.   POSTPETITION                         $ 2,131      $ 44,709       $0    $ 46,840
------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS             $ 2,131      $ 44,709       $0    $ 46,840
------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)       $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
7.   SALE OF ASSETS                       $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  ($2,082)     ($44,661)      $0    ($46,743)
------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         ($2,082)     ($44,661)      $0    ($46,743)
------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $    49      $     48       $0    $     97
------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $    49      $     48       $0    $     97
------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------
12.  NET PAYROLL                          $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                   $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID        $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
16.  UTILITIES                            $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
17.  INSURANCE                            $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                  $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                     $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
20.  TRAVEL                               $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
21.  ENTERTAINMENT                        $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
23.  SUPPLIES                             $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
24.  ADVERTISING                          $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $    49      $     48       $0    $     97
------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $    49      $     48       $0    $     97
------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                    $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                    $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                  $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES        $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $    49      $     48       $0    $     97
------------------------------------------------------------------------------------
32.  NET CASH FLOW                        $     0      $      0       $0    $      0
------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $     0      $      0       $0    $      0
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

-----------------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-4
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
-----------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                MONTH               MONTH                MONTH
                                                                  -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT               April 2002           May 2002
-------------------------------------------------------------------------------------------------------------------------------
1.    0-30                                                                    $      0            $      0                  $-
-------------------------------------------------------------------------------------------------------------------------------
2.    31-60                                                                       ($58)           $      0                  $0
-------------------------------------------------------------------------------------------------------------------------------
3.    61-90                                                                   $      0                ($58)                 $0
-------------------------------------------------------------------------------------------------------------------------------
4.    91+                                                                     $261,767            $185,684                  $0
-------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                                $0             $261,709            $185,626                  $0
-------------------------------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                         $      0            $      0                  $0
-------------------------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                                $0             $261,709            $185,626                  $0
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH:   May 2002
                                                                                                 ------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                    0-30                  31-60                61-90                 91+
TAXES PAYABLE                       DAYS                   DAYS                 DAYS                DAYS                TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.    FEDERAL                           $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
2.    STATE                             $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
3.    LOCAL                             $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)               $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE               $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE                  $0                     $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------

STATUS OF POSTPETITION TAXES                                                                MONTH:   May 2002
                                                                                                  -----------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING               AMOUNT                                 ENDING
                                                        TAX               WITHHELD AND/          AMOUNT               TAX
FEDERAL                                              LIABILITY*            OR ACCRUED             PAID             LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                                            $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                                          $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                                          $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                                             $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
5.    INCOME                                                   $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                      $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                                      $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                                              $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
9.    SALES                                                    $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
10.   EXCISE                                                   $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                                             $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                                            $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                                        $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                                      $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                                      $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                                              $0                   $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE NAME: OK Turbines, Inc.                     ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                              MONTH:      May 2002
--------------------------------------               ---------------------------------------------------
BANK RECONCILIATIONS
                                          Account #1      Account #2        Account #3
--------------------------------------------------------------------------------------------------------
A.    BANK:                            Bank of America    Bank One
--------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                    15819-20089      1589845815                            TOTAL
--------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                     Operating        Deposit
--------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                     $0              $0                                $0
--------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED               $0              $0                                $0
--------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                   $0              $0                                $0
--------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                        $0              $0                                $0
--------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS             $0              $0                                       $0
--------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN       Account closed      N/A
--------------------------------------------------------------------------------------------------------

--------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------
                                           DATE OF             TYPE OF           PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER               PURCHASE            INSTRUMENT           PRICE        VALUE
--------------------------------------------------------------------------------------------------------
7.   N/A
--------------------------------------------------------------------------------------------------------
8.   N/A
--------------------------------------------------------------------------------------------------------
9.   N/A
--------------------------------------------------------------------------------------------------------
10.  N/A
--------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                 $0             $0
--------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
--------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                 $0
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                        $0
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                       ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
---------------------------------------------

                                             MONTH:     May 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------
                                    INSIDERS
----------------------------------------------------------------------
                            TYPE OF          AMOUNT       TOTAL PAID
          NAME              PAYMENT           PAID          TO DATE
----------------------------------------------------------------------
1. GREGG NIMMO            Reimbursment           $0         $ 34,674
----------------------------------------------------------------------
2. GREGG NIMMO            Salary                 $0         $120,979
----------------------------------------------------------------------
3.
----------------------------------------------------------------------
4.
----------------------------------------------------------------------
5.
----------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                                   $0         $155,653
----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                PROFESSIONALS
---------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                    TOTAL
                        ORDER AUTHORIZING     AMOUNT       AMOUNT       TOTAL PAID       INCURRED
          NAME               PAYMENT         APPROVED       PAID         TO DATE        & UNPAID *
---------------------------------------------------------------------------------------------------
1. N/A
---------------------------------------------------------------------------------------------------
2. N/A
---------------------------------------------------------------------------------------------------
3. N/A
---------------------------------------------------------------------------------------------------
4. N/A
---------------------------------------------------------------------------------------------------
5. N/A
---------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                $0          $0               $0             $0
---------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SCHEDULED      AMOUNTS
                                      MONTHLY        PAID           TOTAL
                                      PAYMENTS      DURING          UNPAID
          NAME OF CREDITOR              DUE          MONTH       POSTPETITION
--------------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                    $0           $0                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 -----------------------------------------
 CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-7
 -----------------------------------------

 -----------------------------------------
 CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
 -----------------------------------------

                                                 MONTH: May 2002
                                                        ------------------------

 -----------------------------
 QUESTIONNAIRE

 -------------------------------------------------------------------------------
                                                                  YES     NO
 -------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
 -------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                           X
 -------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                     X
 -------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                               X
 -------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                               X
 -------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X
 -------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                            X
 -------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
 -------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
 -------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                          X
 -------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                    X
 -------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                      X
 -------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -----------------------------
 INSURANCE
 -------------------------------------------------------------------------------
                                                                  YES     NO
 -------------------------------------------------------------------------------
 1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                      X
 -------------------------------------------------------------------------------
 2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
 -------------------------------------------------------------------------------
 3.  PLEASE ITEMIZE POLICIES BELOW.
 -------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
 -------------------------------------------------------------------------------
           TYPE OF                                             PAYMENT AMOUNT
            POLICY         CARRIER        PERIOD COVERED        & FREQUENCY
 -------------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ---------------------------------------
    CASE NAME: OK Turbines, Inc.                           FOOTNOTES SUPPLEMENT
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42146-BJH-11                            ACCRUAL BASIS
    ---------------------------------------

                                            MONTH:              May 2002
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     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER           FOOTNOTE / EXPLANATION
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          3             12      All payroll is paid out of Kitty Hawk Charters,
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                        13       Inc. (Case #400-42142) and allocated to the
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                                 Company. Related payroll taxes are disbursed
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                                 out of and reported at KH Charters.
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          6                     All Professional fees related to the
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                                 Reorganization of the Company are disbursed out
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                                 of Kitty Hawk, Inc. (Parent Company). Refer to
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                                 Case # 400-42141
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          7                     All insurance plans related to the Company are
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                                 carried at Kitty Hawk, Inc. (Parent Company).
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                                 Refer to Case # 400-42141.
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          General               All inventory and fixed assets were sold on
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                                 12/19/01. Operations have ceased.
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

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                    May 2002


8.  OTHER (ATTACH LIST)                        $         2,680,257 Reported
                                               --------------------
         Intercompany Receivables                        2,680,257
                                               --------------------
                                                         2,680,257 Detail
                                               --------------------
                                                                 - Difference



22. OTHER (ATTACH LIST)                                      2,875 Reported
                                               --------------------
         Accrued A/P                                         2,875
                                               --------------------
                                                             2,875 Detail
                                                                 - Difference




ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                        $           (44,661)Reported
                                               --------------------
         Transfer to KH Inc                                (44,661)
                                               --------------------
                                                           (44,661)Detail
                                               --------------------
                                                                 - Difference



25. OTHER (ATTACH LIST)                                         48 Reported
                                               --------------------
         Service Charge                                         48
                                               --------------------
                                                                48 Detail
                                               --------------------
                                                                 - Difference